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                                                                    EXHIBIT 23.3



                      [LETTERHEAD OF M. SCOTT EDWARDS, CPA]


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
First Bank of Grants:

I consent to the use of my report dated February 6, 1998 included herein and to the reference to me under the heading "EXPERTS" in the proxy statement-prospectus.



                                       /s/ M. Scott Edwards, CPA


Albuquerque, NM
April 8, 1998